SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X ]   Definitive Proxy Statement
[  ]   Definitive Additional Materials
[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or
       Sec. 240.14a-12


Money Market Obligations Trust
(Name of Registrant as Specified In Its Charter)



(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [X] No fee required.
 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1. Title of each class of securities to which transaction applies:

       2. Aggregate number of securities to which transaction applies:

       3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4. Proposed maximum aggregate value of transaction:

       5. Total fee paid:


[  ]   Fee paid previously with preliminary proxy materials.


[  ]   Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:
          _______________________________________________________________

       2) Form, Schedule or Registration Statement No.:
          _______________________________________________________________

       3) Filing Party:
          _______________________________________________________________

       4) Date Filed:
          _______________________________________________________________








                         MONEY MARKET OBLIGATIONS TRUST

                          Prime Value Obligations Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 23, 2007



     A Special Meeting of the shareholders of Prime Value Obligations Fund, (the "Fund") a portfolio of Money Market Obligations Trust (the "Trust"), has been called and will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 on February 23, 2007, at 2:00 p.m. (Eastern Time). A form of Proxy and Proxy Statement for the meeting are furnished together with this notice. The purpose of the Special Meeting is to consider and vote on the following matters with respect to the Trust:

            1. To  amend the Fund's  fundamental  investment  limitation regarding the Fund's ability to lend its assets; and

            2. To transact  such  other  business  as  may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed January 3, 2007, as the record date for determination of shareholders entitled to vote at the meeting.


                                    By Order of the Board of Trustees

                                    John W. McGonigle
                                    Secretary


January 18, 2007




          PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY
                        TO AVOID ADDITIONAL EXPENSE.

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.



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



                               TABLE OF CONTENTS

ABOUT THE PROXY SOLICITATION AND THE MEETING....................3

APPROVAL OF REVISIONS TO THE FUNDAMENTAL INVESTMENT LIMITATION REGARDING THE
FUND'S ABILITY TO LEND ITS ASSETS...............................4

INFORMATION ABOUT THE TRUST.....................................5

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING...............5

SHARE OWNERSHIP OF THE FUND.....................................6

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY....7




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




                                PROXY STATEMENT


                         MONEY MARKET OBLIGATIONS TRUST

                                Prime Value Obligations Fund

                              5800 CORPORATE DRIVE
                      PITTSBURGH, PENNSYLVANIA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE MEETING

      The enclosed proxy is solicited on behalf of the Board of Trustees ("Board" or "Trustees") of the Money Market Obligations Trust (the "Trust"). The proxy will be voted at the special meeting of shareholders of Prime Value Obligations Fund (the "Fund") a portfolio of the Trust to be held on February 23, 2007. The meeting will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be allocated among the Fund and all Federated funds that are eligible to participate in the inter-fund lending program. In addition to the solicitation through the mail, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, through a communications firm retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such person.

      At its meeting on February 16, 2006, the Board approved a change to the Fund's investment policy with regard to lending its assets. The change is subject to shareholder approval. The purpose of the Special Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy and the enclosed proxy card are expected to be mailed on or about January 18, 2007, to shareholders of record at the close of business on January 3, 2007 (the "Record Date").

On the Record date, the Fund had outstanding, the following number of shares of beneficial interest, respectively (the "Shares"), each Share being entitled to one vote and fractional shares having proportionate voting rights. The total outstanding Shares consist of:



      Prime Value Obligations Fund
            Institutional Shares    7,035,896,592
            Institutional Service Shares2,049,858,859
            Institutional Capital Shares1,756,241,087
The Fund's annual report, which includes audited financial statements for the fiscal year ended July 31, 2006, and the semi-annual report, which includes unaudited financial statements for the period ended January 31, 2006, have been previously mailed to shareholders. If you have not received the prospectus or the report, or would like to receive additional copies, free of charge, please write the Trust at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, PA 15237-7000 or call the Trust at 1-800-341-7400.





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


                                    PROPOSAL
  APPROVAL OF REVISIONS TO THE FUNDAMENTAL INVESTMENT LIMITATION REGARDING THE
                       FUND'S ABILITY TO LEND ITS ASSETS



The Investment Company Act of 1940 (the "1940 Act") requires investment companies such as the Fund to adopt certain specific investment policies that can be changed only by shareholder vote. An investment company may also elect to designate other policies that may be changed only by shareholder vote. Both types of policies are referred to as "fundamental policies". Under the 1940 Act, the Fund's policy concerning its ability to lend its assets must be fundamental.

The Fund has obtained exemptive relief from the Securities and Exchange Commission ("SEC") which permits the Fund to loan its assets to affiliated funds (hereafter referred to as the "Exemptive Order"). Each loan by the Fund to an affiliated fund will comply with the conditions contained in the Exemptive Order.

The Fund's current limitation on lending does not specifically permit the Fund to loan its assets to affiliated funds. The proposed language would permit the Fund to enter into lending agreements under which the Fund would lend money for temporary purposes directly to other Federated funds through a credit facility ("Interfund Loan").

The rates received by the Fund on Interfund Loans would be calculated by the average of the "Repo Rate" and the "Bank Loan Rate." The Repo Rate would be the highest rate available to the Fund from investments in overnight repurchase agreements. The Bank Loan Rate would be calculated by Federated on each day that an Interfund Loan is made. The Board of Trustees of the Fund have established a formula to calculate the Bank Loan Rate. The formula is designed to approximate the lowest interest rate at which bank short-term loans would be available to other Federated funds seeking to borrow from the Fund. The procedure is designed to give the Fund favorable rates as compared to alternative investments. It is believed that the use of the credit facility could increase the Fund's ability to earn higher rates of interest on short term loans.

The Fund's current policy on lending provides:

      A Fund may not make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and principal interests.

It is proposed that the lending limitation of the Fund be revised to specifically permit the Fund to lend its assets to other Federated funds. Upon approval by the Fund's shareholders, the fundamental investment policy for the Fund with regard to lending assets will provide:

      A Fund may not make loans except it may make loans to affiliated investment companies in accordance with SEC exemptive relief. This restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements and/or derivative contracts, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and principal interests.

Interfund Loans made by the Fund are subject to certain risks. Such risks include credit and interest rate risk. With regard to interest rate risk the difference in rates available to the Fund on bank borrowings and repurchase agreements or other short-term investments versus the rates available through interfund lending is not believed to constitute a material difference in the riskiness of the transactions. Rather, the difference reflects the need of banks to earn a spread between their cost of borrowing and the rate of interest they charge on loans. With regard to credit risk, the potential for a delay in receiving prompt payment of a loan poses a risk that the Fund could miss an investment opportunity or incur costs on borrowing money to replace the delayed payment. Furthermore, it is not expected that the Fund will receive collateral for an Interfund Loan whereas collateral is received by a Fund when it enters into a repurchase agreement. However, a lending Fund could require collateral in connection with a particular loan if the borrowing Fund has an outstanding secured borrowing. Nevertheless, it is believed by the investment adviser to the Fund that the benefits to the Fund of participating in the interfund lending program outweigh these potential risks.


                     THE BOARD OF TRUSTEES RECOMMENDS THAT

                       SHAREHOLDERS VOTE FOR THE PROPOSAL



                          INFORMATION ABOUT THE TRUST

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The favorable vote of:
(a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve the proposal. Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given ON THE PROXY, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

      In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-fourth of the total number of outstanding shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal made in respect of the Fund.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

      If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal. All such adjournments will require a majority of the votes cast entitled to vote thereon at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUND


Officers and Trustees of the Trust own less than 1% of each Fund's outstanding shares.

The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional Shares of the Fund: SEI Trust Company, Oaks, PA, owned approximately 508,971,001 Shares (7.23%); Wells Fargo Bank NA, Minneapolis, MN, owned approximately 393,544,916 Shares (5.59%); Wells Fargo Institutional Brokerage Services, Minneapolis, MN, owned approximately 716,574,783 Shares (10.18%); Banc of America Securities LLC, Charlotte, NC, owned approximately 858,047,314 Shares (12.20%).

The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional Service Shares of the Fund: RSGroup Trust Company, Shelton, CT owned approximately 244,024,549 Shares (11.90%); Primevest Financial Services, Inc. special custody account for the exclusive benefit of customers, Saint Cloud, MN, owned approximately 219,067,833 Shares (10.69%); Banc of America Securities LLC omnibus account FBO our clients, Charlotte, NC, owned approximately 170,300,782 Shares (8.31%); Pershing for exclusive benefit of Federated Money Fund Customer Accounts, Jersey City, NJ, owned approximately 311,101,111 Shares (15.18%).

The following persons owned to the knowledge of management, more than 5% of the outstanding shares of the Institutional Capital Shares of the Fund: U.S. Bank NA FBO SVB Asset Management, Milwaukee, WI, owned approximately 1,074,228,258 Shares (61.17%); Pershing for exclusive benefit of Federated Money Fund Customer Accounts, Jersey City, NJ, owned approximately 167,112,514 Shares (9.52%).








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


          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Money Market Obligations Trust, Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting. Any proposal submitted after this date will be deemed untimely and not considered.

      No business other than the matters described above are expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

 SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
                                 UNITED STATES.

                                              By Order of the Board of Trustees,


                                                               John W. McGonigle
                                                                       Secretary



January 18, 2007







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


IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund intends to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund resides, so-called "householding", as permitted by applicable rules. The Fund's "householding" program covers its Prospectuses and Statements of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the "householding" program. The Fund is also permitted to treat a shareholder as having given consent "implied consent" if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of their intent to "household" at least sixty 60 days before they begin "householding" and (iii) none of the shareholders in the household have notified the Fund or its agent of the desire to "opt out" of "householding." Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of "householding" at any time by contacting the Fund by mail at: Money Market Obligations Trust, 5800 Corporate Drive, Pittsburgh Pennsylvania 15237-7000: shareholders who purchased shares through a financial intermediary should contact their representative; other shareholders may call the Fund at 1-800-341-7400.

                         MONEY MARKET OBLIGATIONS TRUST

                          Prime Value Obligations Fund



INVESTMENT ADVISER
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


DISTRIBUTOR
FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


ADMINISTRATOR
FEDERATED SERVICES COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779






8





 Money Market Obligations Trust
 Prime Value Obligations Fund


PROXY STATEMENT - PLEASE VOTE!

TIME IS OF THE ESSENCE. . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE TRUST AVOID ADDITIONAL EXPENSE.

Money Market Obligations Trust (the "Trust") will hold a special meeting of shareholders of Prime Value Obligations Fund on February 23, 2007. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issue.

Following is an introduction to the proposal and the process.

WHY AM I BEING ASKED TO VOTE?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

WHAT ISSUE AM I BEING ASKED TO VOTE ON?
The Investment Company Act of 1940 requires investment companies such as the Trust to adopt certain specific investment policies that can be changed only by shareholder vote. The Fund's current limitation on lending does not specifically permit the Fund to loan its assets to affiliated funds.

It is proposed that the lending limitation of the Fund be revised to permit the Fund to loan its assets to other Federated Funds for temporary liquidity purposes. Federated has an internal INTERFUND LENDING PROGRAM, which permits approved Federated Funds to lend money directly to and borrow directly from other Federated Funds. Participation in interfund lending agreements is intended to reduce potential borrowing costs for the Borrowing Funds and to enhance the ability of the Lending Funds to earn higher rates of interest on their short-term investments.

HOW DO I VOTE MY SHARES?
You may vote in person at the special meeting of shareholders or complete and return the enclosed Proxy Card. IF YOU SIGN AND RETURN THE PROXY CARD WITHOUT INDICATING A PREFERENCE, YOUR VOTE WILL BE CAST "FOR" ALL THE PROPOSALS.


You may also vote by telephone through the Voice Response Unit (VRU) or through the Internet. Please refer to your ballot for the appropriate VRU telephone number and Internet address. Or, if you prefer to speak to someone to cast your vote, please call 1-877-256-6085. If you choose to help save time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.


WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?
Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-341-7400.

  After careful consideration, the Board of Trustees has unanimously approved this proposal.  The Board of Trustees recommends that you read the enclosed materials
                      carefully and vote FOR the proposal.